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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2000


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                              Chemdex Corporation
             (Exact name of registrant as specified in its charter)

                                    0-26811
                            (Commission File Number)

                  Delaware                                       77-0465496
       (State or other jurisdiction of              (I.R.S. Employer Identification No.)
                incorporation)

                 1500 Plymouth Street, Mountain View, CA 94043
            (Address of principal executive offices, with zip code)

                                 (650) 567-8900
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

   (a) On January 24, 2000, Chemdex and DuPont announced the formation of a new company, Industria Solutions, Inc., that will provide business-to-business e-commerce solutions to the fluid processing market. Further details are set forth in the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c) Exhibits.

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
   99.1 Press release dated January 24, 2000, announcing Chemdex and DuPont's formation of Industria Solutions, Inc.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHEMDEX CORPORATION

                                          By:      /s/ James G. Stewart
                                             __________________________________
                                                    James G. Stewart
                                                 Chief Financial Officer

Date: January 25, 2000

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